SHORT DURATION INCOME FUND

WEFIX / WSHNX

Summary Prospectus

July 31, 2023

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated July 31, 2023 and as currently filed with the U.S. Securities and Exchange Commission, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at https://weitzinvestments.com/resources/product-literature/default.fs. You can also get this information at no cost by calling 888-859-0698 or by sending an e-mail request to clientservices@weitzinvestments.com.

Investment Objective

The investment objective of the Fund is current income consistent with the preservation of capital.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES
(fees paid directly from your investment)
	Institutional Class	Investor Class
Maximum sales charge (load) on purchase	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee	None	None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management fees	0.40%	0.40%
Distribution (12b-1) fees	None	None
Other expenses	0.20%	0.46%
Total annual fund operating expenses	0.60%	0.86%
Fee waiver and/or expense reimbursement(1)	(0.15)%	(0.31)%
Total annual fund operating expenses after	0.45%	0.55%
fee waiver and/or expense reimbursement

(1) The investment adviser has agreed in writing to waive its fees and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses for Institutional Class shares and Investor Class shares to 0.45% and 0.55%, respectively, of each Class’s average daily net assets through July 31, 2024. This agreement may only be terminated by the Board of Trustees of the Fund.

Weitz Funds – Short Duration Income Fund

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem in full at the end of each of the periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same each year. The example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Institutional Class	$46	$177	$320	$736
Investor Class	$56	$243	$446	$1,032

Portfolio Turnover

The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of the portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities. These debt securities may include U.S. Government securities (including agency securities, and securities issued by government-sponsored enterprises such as Fannie Mae and Freddie Mac, including their mortgage-backed securities), corporate debt securities, other mortgage-backed securities, asset-backed securities and securities issued by foreign governments, which may include sovereign debt. The Fund may invest up to 15% of its total assets in debt securities which are unrated or which are non-investment grade (we consider investment grade to mean rated at least BBB- by one or more nationally recognized credit ratings firms) (non-investment grade securities are commonly referred to as “junk bonds”); however, U.S. Government securities, as described above, even if unrated, do not count toward this 15% limit. The Fund may invest in derivatives instruments, such as options, futures contracts, including interest rate futures, and options on futures. These investments will typically be made for investment purposes consistent with the Fund’s investment objective and may also be used to mitigate or hedge risks within the portfolio or for the temporary investment of cash balances. These derivative instruments will count toward the Fund’s 80% policy only if they have economic characteristics similar to the securities included within that policy. The Fund may invest in securities issued by non-U.S. issuers, which securities may be denominated in U.S. dollars or foreign currencies. We select debt securities whose yield is sufficiently attractive in view of the risks of ownership. In deciding whether the Fund should invest in particular debt securities, we consider a number of factors such as the price, coupon and yield-to-maturity, as well as the credit quality of the issuer. We review the terms of the debt security, including subordination, default, sinking fund, and early redemption provisions.

The Fund may invest in debt securities of all maturities, but expects to maintain an average effective duration between one to three and a half years. The average effective duration of the Fund’s portfolio as of June 30, 2023 was 1.4 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund’s overall portfolio (or an individual debt security), the more sensitive its market price will be to changes in interest rates. For example, if interest rates increase by 1%, the market price of a debt security with a duration of 3 years will generally decrease by approximately 3%. Conversely, a 1% decline in interest rates will generally result in an increase of approximately 3% of that security’s market price.

The Fund may also invest in common stocks, preferred stocks and securities convertible into stocks.

If we determine that circumstances warrant, a greater portion of the Fund’s portfolio may be retained in cash and cash equivalents such as U.S. Government securities or other high-quality debt securities. In the event that the Fund takes such a temporary defensive position, it may not be able to achieve its investment objective during this temporary period.

Principal Investment Risks

You should be aware that an investment in the Fund involves certain risks, including, among others, the following:

•	Market Risk As with any mutual fund, investment return and principal value will fluctuate, depending on general market conditions and other factors. Market risk includes political, regulatory, economic, social and health risks (including the risks presented by the spread of infectious diseases) which can lead to increased market volatility and negative impacts on local and global financial markets, and the duration and severity of the impact of these risks on markets cannot be reasonably estimated. You may lose money if you invest in the Fund.
•	Active Management Risk The investment adviser’s judgment about the attractiveness, value or potential appreciation of the Fund’s investments may prove to be incorrect. The Fund could underperform other funds with similar objectives or investment strategies, if the Fund’s overall investment selections or strategies fail to produce the intended results.
•	Interest Rate Risk Debt securities are subject to interest rate risk because the prices of debt securities tend to move in the opposite direction of interest rates. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank

Weitz Funds – Short Duration Income Fund

monetary policies, inflation rates, general economic conditions, etc.). When interest rates rise, debt securities prices fall. When interest rates fall, debt securities prices rise. Changing interest rates may have sudden and unpredictable effects in the markets and on the Fund’s investments. In general, debt securities with longer maturities are more sensitive to changes in interest rates.

•	Credit Risk The risk that the issuer of a debt security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to fall. In general, lower-rated debt securities may have greater credit risk than investment grade securities.
•	Non-Investment Grade Debt (Junk Bond) Securities Risk Non-investment grade debt securities (commonly referred to as “high yield” or “junk bonds”) are speculative and involve a greater risk of default and price change than investment grade debt securities due to the issuer’s creditworthiness. The market prices of these securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in response to adverse economic changes, issuer developments or rising interest rates.
•	Call Risk Certain debt securities may be called (redeemed) at the option of the issuer at a specified price before reaching their stated maturity date. Call risk is the risk, especially during periods of falling interest rates, that an issuer will call or repay a debt security before its maturity date, likely causing the Fund to reinvest the proceeds at a lower interest rate, and thereby decreasing the Fund’s income.
•	Debt Securities Liquidity Risk Debt securities purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to, among other things, events relating to the issuer of the securities (e.g., changes to the market’s perception of the credit quality of the issuer), market events, economic conditions, investor perceptions or lack of market participants. The Fund may be unable to sell illiquid securities on short notice or only at a price below current value.
•	Mortgage-Backed (and Other Asset-Backed) Securities Risk Mortgage-backed securities (and other asset-backed securities) are generally structured for the securities holders to receive periodic payments as the securities issuer receives payments of principal and/or interest on the mortgages (or loans) in an underlying asset pool. Sometimes these securities are issued in separate tranches, which can mean the securities holders of one tranche receive payment in full before the securities holders of another tranche receive payments. Also sometimes credit support is provided for these securities, which can mean the securities issuer, an affiliated party or a third party provides additional assets, or makes additional promises, with respect to payment to the securities holders. Risks to the securities holders can include (i) the underlying asset pool may not pay as expected (which could mean sooner or later than expected), (ii) the securities issuer may have insufficient cash to make payment on the securities generally, or on certain tranches of securities and (iii) the credit support may be insufficient to make payment on the securities.
•	Government-Sponsored Enterprises Risk Obligations of U.S. Government agencies and authorities (such as Fannie Mae and Freddie Mac) are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of obligations of U.S. Government agencies and authorities may be affected by changes in the credit rating of the U.S. Government.
•	Non-U.S. Securities Risk The Fund may invest in securities issued by non-U.S. issuers, which securities may be denominated in U.S. dollars or foreign currencies. Investments in non-U.S. securities may involve additional risks including exchange rate fluctuation, political or economic instability, the imposition of exchange controls, expropriation, limited disclosure and illiquid markets.
•	Derivatives Risk Derivatives are instruments, such as futures and forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives may carry more risk than other types of investments. Derivatives are subject to a number of risks including leverage, counterparty, liquidity, interest rate, market, credit, management and legal risks, and the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and in some cases the Fund could lose more than the principal amount invested. The Securities and Exchange Commission (the “SEC”) has adopted Rule 18f-4 under the 1940 Act, which, among other things, requires the Fund to measure its derivatives exposure and as needed prepare certain reports.
•	Failure to Meet Investment Objective There can be no assurance that the Fund will meet its investment objective.

Your investment in the Fund is not a bank deposit and is not insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.

Performance

The following chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year over the period indicated and by showing how the Fund’s average annual total returns for the periods indicated, both before and after taxes, compared to those of a relevant broad-based securities market index. The Bloomberg 1-3 Year U.S. Aggregate Index, the Fund’s primary comparative index, is generally representative of the market for investment grade, U.S. dollar denominated, fixed-rate taxable bonds with maturities from one to three years. All Fund performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future both before and after taxes. Effective December 16, 2016, the Fund revised its principal investment

Weitz Funds – Short Duration Income Fund

strategies. The Fund’s past performance in the bar chart and table for periods prior to December 16, 2016 reflect the Fund’s prior principal investment strategies and may not be indicative of future performance results. Updated performance information is available at weitzinvestments.com or by calling us toll-free at 888-859-0698.

Calendar Year Total Returns—Investor Class*

* Previously, the bar chart above showed the Fund’s annual returns for Institutional Class Shares. Annual returns for Investor Class Shares are used to align with the class of shares being used by the other Funds in the Prospectus.

The year-to-date return for the Fund’s Investor Class for the six months ended June 30, 2023 was 2.62%.

BEST AND WORST PERFORMING QUARTERS
(during the period shown above)
	Quarter/Year	Total Return
Best quarter	2nd quarter 2020	3.79%
Worst quarter	1st quarter 2020	-2.19%

AVERAGE ANNUAL TOTAL RETURNS
(for periods ended December 31, 2022)
	1 Year	5 Year	10 Year
Investor Class
Return before taxes	-2.86%	1.28%	1.30%
Return after taxes on distributions	-3.82%	0.36%	0.43%
Return after taxes on distributions and sale of fund	-1.68%	0.60%	0.62%
shares
Institutional Class return before taxes	-2.73%	1.42%	1.48%
Comparative Index (reflect no deduction for fees, expenses or taxes):
Bloomberg 1-3 Year U.S. Aggregate Index	-3.72%	0.86%	0.86%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes may be greater than the return before taxes because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

Weitz Funds – Short Duration Income Fund

Fund Management

Investment Adviser

Weitz Investment Management, Inc. (“Weitz Inc.”) is the investment adviser for the Fund.

Portfolio Manager

Thomas D. Carney, CFA, and Nolan P. Anderson are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Carney became a portfolio manager of the Fund in 1996. Mr. Anderson became a portfolio manager of the Fund on July 31, 2017.

Purchase and Sale of Fund Shares

For Investor Class shares, the minimum investment required to open an account in the Fund is $2,500. The subsequent minimum investment requirement is $25.

For Institutional Class shares, the minimum investment required to open an account in the Fund is $1,000,000. The subsequent minimum investment requirement is $25.

Investors may purchase, redeem or exchange Fund shares by written request, telephone, online, or through a financial intermediary on any day the New York Stock Exchange is open for business. You may conduct transactions by mail (Weitz Funds, c/o Ultimus Fund Solutions, P.O. Box 541150, Omaha, Nebraska 68154), by telephone at 888-859-0698, or online at weitzinvestments.com. Purchases and redemptions by telephone are only permitted if you previously established this option on your account.

Tax Information

The Fund’s distributions may be taxable to you as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed upon withdrawals made from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and/ or its investment adviser may pay the intermediary an administrative fee to compensate them for the services they provide (commonly referred to as administrative fee payments). These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Weitz Funds – Short Duration Income Fund

WEFIX, WSHNX SumPro

3292023